Exhibit 32.1
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of I.C. Isaacs & Company, Inc. (the “Company”) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert S. Stec, Chief Executive Officer, and Gregg A. Holst, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2008                                                                         /s/  Robert S. Stec
                                  Robert S. Stec, Chief Executive Officer

          /s/ Timothy J. Tumminello
Timothy J. Tumminello, Interim Principle Financial Officer